                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   March 30, 2007
                                                   -----------------------------

                           Banc of America Funding 2007-B Trust
--------------------------------------------------------------------------------
             (Exact name of issuing entity as specified in charter)


                       Banc of America Funding Corporation
-------------------------------------------------------------------------------
                (Exact name of depositor as specified in charter)


                      Bank of America, National Association
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                 (Exact name of sponsor as specified in charter)


            New York                   333-130536-19            56-139-0085
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(State or other jurisdiction of   (Commission File Number      (IRS Employer
incorporation of issuing entity)    of issuing entity)     Identification No. of
                                                                depositor)

214 North Tryon Street, Charlotte, North Carolina                 28255
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

Depositor's telephone number, including area code             (704) 386-2400
                                                  ------------------------------

                                      N/A
--------------------------------------------------------------------------------
          (Former name or former address, if change since last report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events
            ------------

     Attached as Exhibit 4.1 is the pooling and servicing agreement, dated March 30, 2007 (the "Pooling and Servicing Agreement"), among Banc of America Funding Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A. ("Wells Fargo"), as master servicer and as securities administrator, and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement governs the Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-B (the "Certificates"), issued on March 30, 2007, including (i) the Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (the "Offered Certificates"), having an aggregate initial class balance of $468,730,000 and (ii) the Class CE and Class R Certificates (the "Non-Offered Certificates").

     The Offered Certificates were sold to Banc of America Securities LLC ("BAS") pursuant to an underwriting agreement, dated March 29, 2007 (the "Underwriting Agreement"), between the Company and BAS. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

     Approximately 95.5% of the mortgage loans (by aggregate principal balance as of March 1, 2007) underlying the Certificates were originated by Bank of America, National Association ("BANA") and are serviced by BANA pursuant to the servicing agreement, dated March 30, 2007, between the Company and BANA, a copy of which is attached as Exhibit 10.1.

     The mortgage loans underlying the Certificates were purchased by the Company from BANA pursuant to a mortgage loan purchase agreement, dated March 30, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and BANA. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.

     Wells Fargo, as supplemental interest trust trustee, on behalf of the Banc of America Funding 2007-B Supplemental Interest Trust, entered into an interest rate swap agreement (the "Interest Rate Swap Agreement") and an interest rate cap agreement (the "Interest Rate Cap Agreement") with The Bank of New York, as counterparty, for the benefit of the holders of certain classes of Offered
Certificates. Copies of the Interest Rate Swap Agreement and the Interest Rate Cap Agreement are attached as Exhibits 10.2 and 10.3, respectively.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

     (d) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

          1.1 Underwriting Agreement, dated March 29, 2007, between Banc of America Funding Corporation and Banc of America Securities LLC (including exhibits).

          4.1 Pooling and Servicing Agreement, dated March 30, 2007, by and among Banc of America Funding Corporation, Wells Fargo Bank, N.A. and U.S. Bank National Association (including exhibits).


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          4.2  Mortgage Loan Purchase  Agreement,  dated March 30, 2007, between
               Banc of America Funding Corporation and Bank of America, National Association (including exhibits).

          10.1 Servicing  Agreement,  dated  March  30,  2007,  between  Banc of
               America  Funding  Corporation  and  Bank  of  America,   National
               Association (including exhibits).

          10.2 Interest Rate Swap Agreement, dated as of March 30, 2007, between Wells Fargo Bank, N.A., as supplemental interest trust trustee of the Banc of America Funding 2007-B Supplemental Interest Trust, and The Bank of New York.

          10.3 Interest Rate Cap Agreement, dated as of March 30, 2007, between Wells Fargo Bank, N.A., as supplemental interest trust trustee of the Banc of America Funding 2007-B Supplemental Interest Trust, and The Bank of New York.



                            Signature page to follow

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BANC OF AMERICA FUNDING CORPORATION

                                            By:     /s/ Scott Evans
                                                 -------------------------------
                                            Name:   Scott Evans
                                            Title:  Senior Vice President



Date:  March 30, 2007


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                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX


Exhibit No.      Exhibit Description                                         Paper (P) or
----------       -------------------                                         Electronic (E)
                                                                             --------------

   1.1           Underwriting Agreement, dated March 29, 2007, between             E
                 Banc of America Funding Corporation and Banc of America
                 Securities LLC (including exhibits).
   4.1           Pooling and Servicing Agreement, dated March 30, 2007, by         E
                 and among Banc of America Funding Corporation, Wells
                 Fargo Bank, N.A. and U.S. Bank National Association
                 (including exhibits).
   4.2           Mortgage Loan Purchase Agreement, dated March 30, 2007,           E
                 between Banc of America Funding Corporation and Bank of
                 America, National Association (including exhibits).
   10.1          Servicing Agreement, dated March 30, 2007, between Banc           E
                 of America Funding Corporation and Bank of America,
                 National Association (including exhibits).
   10.2          Interest Rate Swap Agreement, dated as of March 30, 2007,         E
                 between Wells Fargo Bank, N.A., as supplemental interest
                 trust trustee of the Banc of America Funding 2007-B
                 Supplemental Interest Trust, and The Bank of New York.
   10.3          Interest Rate Cap Agreement, dated as of March 30, 2007,          E
                 between Wells Fargo Bank, N.A., as supplemental interest
                 trust trustee of the Banc of America Funding 2007-B
                 Supplemental Interest Trust,  and The Bank of New York.